POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2000 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 18th day of January, 2001.





                                        ROBERT M. BEAVERS, JR.
                                        Robert M. Beavers, Jr.

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2000 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 18th day of January, 2001.





                                           BRUCE P. BICKNER
                                           Bruce P. Bickner

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2000 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 18th day of January, 2001.





                                         JOHN H. BIRDSALL, III
                                         John H. Birdsall, III

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2000 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 18th day of January, 2001.





                                           THOMAS A. DONAHOE
                                           Thomas A. Donahoe

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2000 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 18th day of January, 2001.





                                           JOHN E. JONES
                                           John E. Jones

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2000 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 18th day of January, 2001.





                                             DENNIS J. KELLER
                                             Dennis J. Keller

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2000 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 18th day of January, 2001.





                                           WILLIAM A. OSBORN
                                           William A. Osborn

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2000 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 18th day of January, 2001.





                                          SIDNEY R. PETERSEN
                                          Sidney R. Petersen

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2000 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 18th day of January, 2001.





                                               JOHN RAU
                                               John Rau

                                POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director, Officer, or Director and Officer of Nicor Inc., an Illinois corporation, does hereby constitute and appoint J. L. METZ and M. T. LORENZ, and each of them, the undersigned's true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, the 2000 Annual Report on Form 10-K (and such amendment or amendments thereto as may be necessary) to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 18th day of January, 2001.





                                           PATRICIA A. WIER
                                           Patricia A. Wier